UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/20/2011

News Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32352

Delaware	26-0075658
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1211 Avenue of the Americas
New York, NY 10036
(Address of principal executive offices, including zip code)

212-852-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

This Current Report on Form 8-K is being filed to notify the Securities and Exchange Commission that News Corporation (the "Company") has designated Janet Nova, the Company's Interim Group General Counsel, as agent for service of process in the following registration statements: Form S-4 Nos. 333-122855, 333-131883, 333-143335, 333-149189, 333-145925, 333-159036, 333-162539 and 333-173935 and Form S-8 Nos. 333-120777, 333-120778, 333-112428, 333-51434, 333-126567 and 333-145925.

On June 20, 2011, Ms. Nova was appointed as Interim Group General Counsel and will serve in such capacity until a permanent Group General Counsel is designated by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

News Corporation

Date: June 20, 2011	By:	/s/ Janet Nova
Janet Nova
Senior Vice President and Interim Group General Counsel